UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2023

ATLAS LITHIUM CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	001-41552	39-2078861
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Rua Bahia, 2463, Suite 205

Belo Horizonte, MG 30160-012, Brazil

(Address of principal executive offices, including zip code)

(833) 661-7900

(Registrant’s telephone number, including area code)

Not applicable

(Former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	ATLX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Amended and Restated Articles of Incorporation

In connection with the various corporate actions disclosed in the Definitive Information Statement on Schedule 14C (the “Information Statement”) filed by Atlas Lithium Corporation (the “Company”) with the Securities and Exchange Commission (the “SEC”) on May 2, 2023, on May 25, 2023, the Company filed a Certificate of Change (the “Validated Certificate of Change") pursuant to Section 78.209 of the Nevada Revised Statutes (“NRS”) including a Certificate of Validation pursuant to NRS 78.0296, with the Nevada Secretary of State, in order to decrease the number of shares of the Company’s issued and outstanding shares of Common Stock and correspondingly decrease the number of authorized shares of Common Stock, each at a ratio of 1-for-750, retroactively effective as of December 20, 2022. On May 25, 2023, the Company also filed a Certificate of Amendment to Articles of Incorporation including a Certificate of Validation pursuant to NRS 78.0296, with the Nevada Secretary of State (collectively, the “Validated Certificate of Amendment”), increasing the number of shares of the Company’s authorized Common Stock, $0.001 par value per share, to Four Billion (4,000,000,000), retroactively effective as of December 20, 2022 immediately after the effectiveness of the Validated Certificate of Change. All corporate actions described in the Information Statement related to the Reverse Stock Split (as such term was defined in the Information Statement) were duly filed with the Nevada Secretary of State and retroactively effective as of December 20, 2022.

As contemplated in the Information Statement, on May 25, 2023, the Company also filed with the Nevada Secretary of State the Certificate of Withdrawal of Designation of the Series B Convertible Preferred Stock and the Certificate of Withdrawal of Designation of the Series C Convertible Preferred (collectively, the “Certificates of Withdrawal”). The filings of the Certificates of Withdrawals were effective as of May 25, 2023.

Following the effectiveness of the actions described above and in accordance with the Information Statement disclosures, on May 25, 2023, the Company filed the Amended and Restated Articles of Incorporation (the “Articles”) to reduce the number of authorized shares of Common Stock of the Company to Two Hundred Million (200,000,000). Among other changes, the Articles update the exculpation and indemnification provisions to reflect current Nevada law, provide that the mandatory forum for adjudication of certain disputes will be the Eighth Judicial District Court in Clark County, Nevada, provide that the Company opts out of Nevada’s “combinations with interested stockholders” statutes, and permit distributions to stockholders that might otherwise be prohibited under the balance sheet test set forth in NRS 78.288(2)(b).

The foregoing description is only a summary and does not constitute a complete summary of all the provisions of the Validated Certificate of Change, the Validated Certificate of Amendment and the Articles and such description is qualified in its entirety by reference to the complete text of the Validated Certificate of Change, the Validated Certificate of Amendment and the Articles, which are filed as Exhibits 3.1, 3.2 and 3.3 to this Current Report on Form 8-K and are incorporated herein by reference.

Second Amended and Restated Bylaws

On May 25, 2023, the Company adopted the Second Amended and Restated Bylaws of the Company (“A&R Bylaws”), effective as of such date. In line with the requirements of being a public company recently listed on the Nasdaq Stock Market LLC, the A&R Bylaws amend several aspects of the Company’s First Amended and Restated Bylaws, including among other things:

●	adopting advance notice procedures and disclosure requirements for a stockholder nomination of directors and the submission of proposals for consideration at annual meetings of the stockholders of the Company;

●	adopting a provision for the determination of the stockholders of record entitled to, among other matters, notice in connection with an annual or special meeting of the stockholders;

●	revising the voting provisions to include rules regarding stockholders’ voting procedures, voting by proxy, the allocation of votes held by two or more persons, and the determination of election results by majority vote;

●	assigning the chairman of the board, or others as applicable, duties including presiding over meetings of the stockholders, appointing inspectors of elections, and determining whether proposed nominations are in compliance with the A&R Bylaws;

●	allowing meetings of the stockholders to be conducted through virtual communications;

●	increasing the size of the board of directors to up to seven (7) directors;

●	expanding the qualifications required for service on the board of directors;

●	updating and describing in greater detail the powers and responsibilities of the board of directors of the Company, including board meeting requirements and the adequate notice of such meetings; and

●	updating and describing in greater detail the roles and responsibilities of the officers of the company.

The foregoing description is only a summary and does not constitute a complete summary of all of the provisions of the A&R Bylaws, and such description is qualified in its entirety by reference to the complete text of the A&R Bylaws which is filed as Exhibit 3.4 to this Form 8-K as an exhibit and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Change Pursuant to NRS 78.209 and Certificate of Validation filed on May 25, 2023
3.2	Certificate of Amendment to the Articles of Incorporation and Certificate of Validation filed on May 25, 2023
3.3	Amended and Restated Articles of Incorporation filed on May 25, 2023
3.4	Second Amended and Restated Bylaws of the Company
104	Cover Page Interactive Data File (embedded with the Inline XRBL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLAS LITHIUM CORPORATION

Dated: May 26, 2023	By:	/s/ Marc Fogassa
	Name:	Marc Fogassa
	Title:	Chief Executive Officer